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                                NORTHEAST STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 25, 2006

                       NORTHEAST COMMUNITY BANCORP, INC.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)

  United States                        0-51852                06-178-6701
  -------------                        -------                -----------
(State or other jurisdiction of      (Commission            (IRS Employer
incorporation or organization)       File Number)           Identification No.)


325 Hamilton Avenue, White Plains, New York                          10601
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(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (914) 684-2500
                                                           --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.
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    On October 25, 2006, John F. McKenzie was appointed to the Board of
Directors of Northeast Community Bancorp, Inc. to serve in the class of directors with terms expiring in 2007. The press release announcing the appointment of Mr. McKenzie to the Board of Directors is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws;
           Change in Fiscal Year.
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      On October 25, 2006, the Board of Directors of Northeast Community
Bancorp, Inc. amended Article III, Section 2 of the corporation's bylaws to increase the number of directors from eight to nine. The text of the revised bylaw is filed as Exhibit 3.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.
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      (d)   Exhibits

            Number            Description
            ------            -----------

            3.1 Article III, Section 2 of the bylaws of Northeast Community Bancorp, Inc., as amended

            99.1              Press Release dated October 26, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORTHEAST COMMUNITY BANCORP, INC.
                                   ---------------------------------
                                   (Registrant)



Date: October 27, 2006          By: /s/ Kenneth A. Martinek
                                    ------------------------------
                                    Kenneth A. Martinek
                                    President and Chief Executive Officer